Draft 2/25/05

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	February 25, 2005

FRESH BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	000-32825	39-2019963
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2215 Union Avenue, Sheboygan, Wisconsin 53081
(Address of principal executive offices, including zip code)

(920) 457-4433
(Registrant's telephone number, including area code)

Item 2.02.           Results of Operations and Financial Condition.

        On February 25, 2005, Fresh Brands, Inc. issued a press release announcing its financial results for its most recently ended fiscal quarter and year. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.           Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Fresh Brands, Inc., dated February 25, 2005, regarding its financial results for its most recently ended fiscal quarter and year.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESH BRANDS, INC.
Date: February 25, 2005	By:	/s/ John H. Dahly
John H. Dahly, Chief Financial Officer

FRESH BRANDS, INC.
Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99.1)	Press Release of Fresh Brands, Inc., dated February 25, 2005, regarding its financial results for its most recently ended fiscal quarter and year.